                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 30, 1998


                               LG&E ENERGY CORP.
                               -----------------
            (Exact name of registrant as specified in its charter)

          Kentucky                      1-10568                  61-1174555
          --------                      -------                  ----------
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

                             220 West Main Street
                                P.O. Box 32030
                             Louisville, KY 40232
                             --------------------
                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (502) 627-2000
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Item 5.   Other Events

     Effective on or about January 1, 1998, the Louisville Gas and Electric Company Employees' Stock Ownership Plan and Trust (the "ESOP") was merged into the LG&E Energy Corp. Savings Plan and 401(k) Savings Plan for Employees of Louisville Gas and Electric Company Who are Represented by Local 2100 of IBEW, and the ESOP ceased to exist. As a result of such merger, the former ESOP (File No. 2-63633) has ceased to be a reporting entity under the Securities Exchange Act of 1934, pursuant to Rule 12h-3(b)(1)(i) there being no longer any holders of record of ESOP participation interests.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LG&E Energy Corp.

                                       By: /s/ John R. McCall
                                           ------------------
                                           John R. McCall
                                           Executive Vice President,
                                           General Counsel and
                                           Corporate Secretary
Dated: June 30, 1998

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